SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 30, 2000
                                                       ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-30673                       13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.    Acquisition or Disposition of Assets
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     On May  30,  2000,  Cable  and  Wireless  plc  ("Cable  &  Wireless"),  NTL
Incorporated ("NTL") and Cable and Wireless Communications plc issued a joint press release regarding the acquisition of CWC DataCo by Cable & Wireless and the acquisition of CWC ConsumerCo by NTL.

     A copy of the press release is attached hereto as an exhibit and incorporated herein by reference



Item 7.    Financial Statements and Exhibits
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                  Exhibits

99.1       Press release, issued May 30, 2000

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                        General Counsel


Dated: May 30, 2000

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                   Page
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99.1     Press release, issued May 30, 2000